Investor Presentation September 2012

Safe Harbor Provision 2 Delek US Holdings is traded on the New York Stock Exchange in the United States under the symbol “DK” and, as such, is governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; potential conflicts of interest between our majority stockholder and other stockholders; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward- looking statements. On July 12, 2012, our wholly-owned indirect subsidiary, Delek Logistics Partners, LP, filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to its proposed initial public offering of common units representing limited partner interests. Because no such registration statement has become effective these securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Neither this statement nor anything in this presentation shall constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Integrated Downstream Energy Company(1) Breadth of Exposure Across Refining, Wholesale Marketing and Retail Distribution Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Marketing Segment Approximately 374 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.4 complexity (1) As of June 30, 2012 Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  374 Stores  Locations in 7 states Retail Marketing  Abilene Terminal  San Angelo Terminal

$158.3 $16.9 $62.1 $79.0 $46.2 $67.8 $114.0 FY 2011 Q1 Q2 H1 2011 2012 Recent Financial Performance 4 (1) Represents net income from continuing operations (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011 Substantial Growth In Net Income ($MM)(1,2) Steady Decline In Net Debt ($MM) $248.7 $246.7 $206.7 $310.9 $101.7 YE 2009 YE 2010 YE 2011 6/30/2011 6/30/2012 Acquired Lion Oil, Two Pipelines, a Terminal and Paid Two Special Cash Dividends Net income of $114 million in the first half of 2012 driven by growth in refining segment Record First & Second Quarter Profitability Continued reduction in net debt; $321.1 mm in cash as of 6/30/12 Reduced Net Debt, Improved Liquidity Generated Record Profitability in FY 2011 and in H1 2012 Diluted EPS H1 2012: $1.93/sh H1 2011: $ 1.42/sh

Refining Segment Operational Update

Longview and Rail Support Crude Slate Flexibility for Refining System 6 Focused On Increasing Refining System Access to Cost-Advantaged Feedstocks Tyler Refinery El Dorado Refinery Longview Crude Hub Longview Can Receive Gulf Coast and Foreign Crudes Longview Can Receive West Texas Crudes Longview Can Receive Domestic Inland Crudes Midland, Texas(1) Introduced rail into El Dorado Capacity up to 15,000 bpd Increased volumes of local crude

$17.54 $23.14 $28.53 $32.98 $32.06 $23.57 $23.87 $25.42 $25.34 $31.07 $34.71 $24.78 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Q1 Q2 Jul Aug Sep YTD 2011 2012 +$1.21/bbl on a y/y basis 54,407 60,032 47,452 55,317 58,461 127,784 145,878 146,190 134,017 127,097 137,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Jul 2012 Year-over-Year Improvement in Refining Economics 7 Tracking the HSD 5-3-2 Gulf Coast Crack Spread Per Barrel(2) Lion Oil Acquisition More Than Doubled Throughput Volumes (1) 60,000 bpd Tyler Refinery Only 60,000 bpd Tyler Refinery (and) 80,000 bpd El Dorado Refinery (1) Delek US operated the El Dorado refinery for 247 days in 2011, following our acquisition of majority ownership (2) Source: Platts; September MTD and YTD 2012 data is thru September 16, 2012

($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 Ja n -1 0 Fe b -1 0 M ar -1 0 A p r- 1 0 M ay -1 0 Ju n -1 0 Ju l- 1 0 A u g- 1 0 Se p -1 0 Oc t- 1 0 N o v- 1 0 D ec -1 0 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 1 1 M ay -1 1 Ju n -1 1 Ju l- 1 1 A u g- 1 1 Se p -1 1 Oc t- 1 1 N o v- 1 1 D ec -1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 1 2 M ay -1 2 Ju n -1 2 Ju l- 1 2 A u g- 1 2 Se p -1 2 Brent-WTI Spread Per Barrel (1) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel (2) LLS 5-3-2 Gulf Coast Crack Spread Per Barrel (2) Favorable Refining Economics Continue Into 3Q12(1) 8 Elevated Refined Product Margins and Discounted WTI-Linked Feedstock Favor Delek US (1) Source: Platts; September 2012 data is as of September 16, 2012 (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Crude Slate Transition at El Dorado Underway

We Anticipate El Dorado's Crude Slate Will Be Weighted Toward WTI-linked Crude In Early 2013

El Dorado Has A Diverse Crude Slate	Historically processed local Arkansas, domestic offshore and foreign crude oils
Supplying More WTI-Linked Barrels	Ability to displace expensive foreign and GC crudes with discounted local, inland crudes
Focus Is On First Half of 2013	Targeting 80,000 bpd of non-Gulf Coast crude deliveries to El Dorado

El Dorado Refinery Crude Slate (2Q12) (1)


Rail, 3%
Midland Crude, 16%
Other Crude, 52%
Local Crude, 29%

Receiving More WTI-Linked Barrels (BPD)(2)


Local Arkansas Crude
WTI/WTS - Midland
Rail
~21k bpd
~25k bpd
~25k bpd
~27k bpd
~28k bpd
Rail
35k bpd
18k bpd
June-11
3Q11
4Q11
1Q12
2Q12
1H13

(1) As of July 2012, the El Dorado refinery's total throughput is above 70k bpd.
(2) Includes local Arkansas barrels collected via the Company's 600 mile crude gathering system, in addition to west Texas crude oils delivered to the refinery

9

Improved Access to Rail Supplied Crude to El Dorado 10 Including Bakken, Canada, Eagle Ford, and Cushing Access to addition types of crude Allows increased throughput to above 70,000 bpd at the El Dorado Refinery Expected increase in Q3 total throughput Rail capabilities improve access to more economical types of crude Allows for the potential of heavier crude in 2013 Flexibility to process wider range Rail Unloading Capability (BPD) Actual Crude Delivered Via Rail (BPD) 0 15,000 15,000 10,000 2011 2Q 2012 1Q 2013 Light to Medium Sour Crude Heavy Crude 1,038 2,866 8,907 May June July 2012

Access To Lower Cost Crude at Tyler Refinery 11 Processes primarily West Texas Intermediate and East Texas crude oils On a blended basis, Tyler is purchasing crude at $2.42/bbl above WTI in 3Q12 Tyler Crude Costs Near Parity with WTI Tyler Refinery Enjoys An Advantaged Crude Slate – Anticipate More Lower Cost Crude in Early 2013 In early 2013, intend to supply Tyler with increased volumes of advantaged crude Seek to Further Reduce Crude Costs Tyler Refinery Crude Slate (2Q12)(1) Access to Cost-Advantaged Crude WTI, 81% East Texas Crude, 19% (1) Includes crude oil received at the Tyler refinery in second quarter 2012 (2) Anticipate that by early 2013, additional volumes of crude will be supplied to the Tyler refinery priced at Midland. Midland WTI currently sells at a discount to Cushing WTI. Tyler Refinery Crude Slate (3Q12)(2)

Identified “Quick-Hit” Capital Projects 12 Completed Low-Cost, High-Return Capital Projects at Tyler and El Dorado LSR/Sat Gas Project (LSR) -El Dorado  Scope: Improve liquid recovery of Butane & Propane at El Dorado  Cost: $13.5 million  Anticipated Return: $15-18 million contribution margin annually(1) Vacuum Tower Bottoms Project (VTB) -Tyler  Scope: Convert El Dorado asphalt to light product via Coker at Tyler  Cost: $5.3 million  Anticipated Return: $10 million contribution margin annually(1) New Quick-Hit Capital Projects Identified LSR/Sat Gas = $16 mm VTB = $5 mm LSR/Sat Gas = $20 mm/yr VTB = $10 mm/yr (1) Subject to market pricing economics DHT Revamp –Phases I & II -El Dorado  Anticipated Benefit (Phase I): $6 million contribution margin annually(1)  Anticipated Benefit (Phase II): $2 million contribution margin annually(1)  Anticipated Cost: $3 million (Phases I & II)  Timing: Fourth Quarter 2012 (I) and 2014 (II) Alky Refrigeration Compressor - El Dorado  Anticipated Benefit: $4 million contribution margin annually(1)  Anticipated Cost: $3 million  Timing: Third Quarter 2013

Retail Segment Operational Update

Growth In Same-Store Sales Key Factors That Drive Same-Store Sales Relevant Factors: Location, size, appeal, offering, affordability, people Same-Store Merchandise Sales ) Relevant Factors: Commodity prices, weather, empl oyment, supply disruptions Same-Store Gallons Sold 14 Consistent Growth In Same-Store Merchandise Sales Recovery In Same-Store Fuel Gallons Sold 4.2% -0.3% 3.4% 5.2% -0.8% -2.3% -1.3% 3.2% 4.3% 0.8% 2.2% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 5.0% 1.2% 4.6% 6.3% 4.4% 4.0% 0.6% 2.4% 2.0% 7.6% 4.3% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Store Reimaging & New Construction Initiatives(1) Reimaging and Construction Update Approximately 188 stores have been built or reimaged since 2006 Multi-Year Store Enhancement Initiative ) Long-term target of at least 8-12 new large-format builds per annum Multi-Year New Store Construction Plan 15 50% of Store Base Has Been Reimaged or Newly Constructed During The Past Five Years(1) Create a retail presence in markets capable of being supplied by El Dorado Expanding Market Footprint (1) As of June 30, 2012 ) Reimaging at least 20 sites in 2012 Accelerating Store Reimaging Plan 394 497 482 442 412 377 374 0% 10% 20% 30% 40% 50% 60% 0 100 200 300 400 500 600 2006 2007 2008 2009 2010 2011 1H 2012 To tal Re m o d eled St o res as % o f To tal N u m b er o f St o re s To tal N u m b er o f St o res (En d o f P er io d ) Total Number of Stores (End of Period) Reimages/Prototypes as % of Total Store Base

Marketing Segment Operational Update

Midstream Assets Generate Consistent Results Wholesale Marketing In West Texas Owned (San Angelo, Abilene, Tyler); Third-Party (Aledo, Odessa, Big Springs, Frost) Product Marketing Terminals 17 ) Positive contribution margin every quarter since 2 006 Consistent Contribution Margin Total Sales Volumes (Barrels Per Day) Consistent Contribution Margin ($MM) 16,557 13,378 14,354 15,493 15,244 16,026 2008 2009 2010 2011 1H 2011 1H 2012 $23.3 $23.7 $24.8 $26.2 $13.4 $15.6 2008 2009 2010 2011 1H 2011 1H 2012

S-1 Filed on July 12, 2012 for Potential IPO of Logistics Assets 18 (1) Tyler, TX and El Dorado, AR refineries will not be included in the MLP • Approximately 200 miles of transportation pipelines and a 600 mile crude oil gathering system, in addition to associated storage facilities with 1.4 million barrels of active shell capacity supporting Delek US’ El Dorado and Tyler Refineries (1) • The Paline pipeline, a 185 mile crude oil pipeline from Longview to Nederland, Texas • Five light product terminals: Texas - Abilene, Big Sandy, San Angelo Tennessee - Nashville and Memphis Initial Assets Included in the MLP: • Delek US’ wholesale marketing business in Texas

Appendix Additional Data

($7.00) ($6.00) ($5.00) ($4.00) ($3.00) ($2.00) ($1.00) $0.00 WTI Midland vs. WTI Cushing 20 Differential Between Midland and Cushing Sourced WTI (1) Source: Argus 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

$42.3 $36.0 $89.7 $14.5 $45.0 $35.1 2010 (A) 2011 (A) 2012 (E) Refining Retail, Marketing and Other Historical and Projected Capital Spending 21 2010: $56.8 mm 2011: $81.0 mm 2012 (E): $124.8 mm Estimate includes a full- year of capital spending at Lion Oil Company

Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President Vice President of Investor Relations 615-224-1158 615-435-1366